Elections and Variables

to the ISDA Credit Support Annex

dated as of 31 May 2007

between

DEUTSCHE BANK AG, NEW YORK BRANCH	and	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
______________________________________ ("Party A")		_________________________________________ ("Party B")

Paragraph 13.

(a)

Security Interest for "Obligations".

The term "Obligations" as used in this Annex includes the following additional obligations:

With respect to Party A:

None.

With respect to Party B:

None.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

"Delivery Amount" has the meaning specified in Paragraph 3(a), except that the words "upon a demand made by the Secured Party" shall be deleted and the word "that" on the second line of Paragraph 3(a) shall be replaced with the word "a".  Paragraph 4(b) is hereby amended by the insertion of the words "(i) in respect of a Transfer pursuant to Paragraph 3(b)," immediately prior to the words "if a demand for" and the insertion of the words "; and (ii) in respect of a Transfer pursuant to Paragraph 3(a), the relevant Transfer will be made not later than the close of business on the Local Business Day following the Valuation Date" immediately prior to the period.

(B)

"Return Amount" has the meaning specified in Paragraph 3(b).

(C)

"Credit Support Amount" for a Valuation Date shall mean zero; provided that, if the Threshold in respect of Party A is zero on such Valuation Date, "Credit Support Amount" shall mean one of the following if one of the following specified events have occurred on such Valuation Date:

(i)

if a Moody's Collateralization Event has occurred and is continuing but (a) no Moody's Rating Event has occurred and is continuing or (b) less than 30 Local Business Day have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party’s Exposure and (b) the sum of the First Trigger Collateral Amounts (as defined below) for all Transactions hereunder and (2) zero;

(ii)

so long as a Moody's Ratings Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time that no Moody's Rating Event had occurred and was continuing, "Credit Support Amount" shall mean an amount in USD equal to the greatest of (1) the sum of (a) the Secured Party’s Exposure and (b) the sum of the Second Trigger Collateral Amounts (as defined below) for all Transactions hereunder, (2) the aggregate amount of the Next Payments for all Next Payment Dates and (3) zero; and

(iii)

if a Collateralization Event or an Ratings Event has occurred and is continuing, "Credit Support Amount" shall mean an amount in USD equal to the greater of (1) the sum of (a) the Secured Party's Exposure and (b) the Notional Volatility Buffer and (2) zero.  "Notional Volatility Buffer", as determined by the Valuation Agent for any date, means the product of (i) the Notional Amount of the Transaction on such date, and (ii) the Volatility Buffer Percentage for such date as set out in the table below on such date,

Party A S&P Rating on such date	Remaining Weighted Average Life Maturity up to 3 years	Remaining Weighted Average Life Maturity up to 5 years	Remaining Weighted Average Life Maturity up to 10 years	Remaining Weighted Average Life Maturity up to 30 years
S&P S-T Rating of "A-1" or above	0.00%	0.00%	0.00%	0.00%
S&P S-T Rating of "A-2"	2.75%	3.25%	4.0%	4.75%
S&P S-T Rating of "A-3"	3.25%	4.00%	5.0%	6.25%
S&P L-T Rating of "BB+" or lower	3.50%	4.50%	6.75%	7.50%

L-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such Person.

S-T Rating means with respect to any Person, the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such Person.

In circumstances where more than one of Paragraph 13(b)(i)(C)(i), (ii) and (iii) apply, the Credit Support Amount shall be calculated by reference to the paragraph which would result in Party A Transferring the greatest amount of Eligible Credit Support.  Under no circumstances will Party A be required to Transfer more Eligible Credit Support than the greatest amount calculated in accordance with one of Paragraph 13(b)(i)(C)(i), (ii) or (iii).

First Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the table in Exhibit A hereto.

Second Trigger Collateral Amount means, in respect of each Transaction hereunder on any date, an amount in USD equal to the Notional Amount of such Transaction on such date multiplied by the Applicable Percentage set forth in the applicable table in Exhibit B hereto; provided, that for the first thirty (30) days following the date on which the Second Trigger Collateral Amount becomes applicable, the First Trigger Collateral Amount may still be used.

Next Payment means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less any payments due to be made by Party B under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

Next Payment Date means each date on which the next scheduled payment under any Transaction is due to be paid.

(ii)

Eligible Collateral.  On any date, the following items will qualify as "Eligible Collateral" for  Party A:

Collateral	S&P Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100.0%	100.0%	100.0%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.0%	100.0%	100.0%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	93.8%	100.0%	94.0%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	90.3%	100.0%	87.0%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year	98.0%	100.0%	99.0%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than ten years	86.9%	100.0%	93.0%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than ten years	77.9%	100.0%	86.0%

In circumstances where both Paragraph 13(b)(ii)(A) and (B) apply, the Valuation Percentage for an item of Eligible Collateral shall be calculated by reference to the paragraph which would result in the lower Valuation Percentage for such item of Eligible Collateral.

(iii)

Other Eligible Support.  None.

(iv)

Thresholds.

(A)

"Independent Amount" means with respect to Party A:  Not applicable.

"Independent Amount" means with respect to Party B:  Not applicable.

(B)

“Threshold” means with respect to Party A: infinity; provided that the Threshold with respect to Party A shall be zero for so long as no Relevant Entity has the First Trigger Required Ratings or a Collateralization Event is occurring and (i) no Relevant Entity has had the First Trigger Required Ratings since this Annex was executed, or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the First Trigger Required Ratings, or (iii) no Relevant Entity has met the Hedge Counterparty Ratings Requirement since this Annex was executed, or (iv) at least 30 calendar days have elapsed since the last time a Collateralization Event occurred or (v) a Ratings Event is occurring.

“Threshold” means with respect to Party B:  infinity.

(C)

"Minimum Transfer Amount" means with respect to Party A:  $50,000.

"Minimum Transfer Amount" means with respect to Party B:  $50,000.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000 and the Return Amount will be rounded down to the nearest integral multiple of USD $10,000, provided that this "Rounding" provision shall not apply in respect of any Return Amount payable in respect of any date on which Party B's Exposure is less than or equal to zero.

(c)

Valuation and Timing.

(i)

"Valuation Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

(ii)

"Valuation Date" means, in the event that any of a Moody’s Collateralization Event, a Collateralization Event or a Ratings Event has occurred and is continuing, the first local Business Day of each calendar week.

(iii)

"Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day before the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

"Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party's Rights and Remedies.

No events shall constitute a "Specified Condition."

(e)

Substitution.

(i)

"Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  The Pledgor must obtain the Secured Party's prior consent to any substitution pursuant to Paragraph 4(d) and shall give to the Secured Party not less than two (2) Local Business Days’ notice thereof specifying the items of Posted Credit Support intended for substitution.

(f)

Dispute Resolution.

(i)

"Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), on any date, the Value of Eligible Collateral and Posted Collateral will be calculated as follows:

(A)

with respect to any Cash; the amount thereof; and

(B)

with respect to any Eligible Collateral comprising securities; the sum of (a)(x) the last bid price on such date for such securities on the principal national securities exchange on which such securities are listed, multiplied by the applicable Valuation Percentage or (y) where any such securities are not listed on a national securities exchange, the bid price for such securities quoted as at the close of business on such date by any principal market maker for such securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available; multiplied by the applicable Valuation Percentage; plus (b) the accrued interest on such securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in subparagraph (a) above) as of such date.

(iii)

Alternative.  The provisions of Paragraph 5 will apply provided the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

(1)     Posted Collateral may be held only in the following jurisdiction: United States.

(2)     The Custodian for Party B (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and a short-term rating of at least (i) P-1 from Moody’s and (ii) A-1 from S&P and a short-term rating from Fitch of at least “F1”, or is the Securities Administrator, and (B) shall hold all Eligible Credit Support in an Eligible Account segregated from any Swap Account and any Cap Account, each as defined in the related Trust Agreement.

Initially, the Custodian for Cash and Securities for Party B is: The Securities Administrator under the Trust Agreement, or any successor trustee thereto.

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to Party B.  Therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii); provided, however, that Party B's Custodian shall have the right to register any posted collateral that constitutes a Book-Entry Security in its name.

(h)

Distributions and Interest Amount.

(i)

Interest Rate.   The "Interest Rate" will be the annualized rate of return actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on any Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), provided that such Interest Amount has been received prior thereto.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Additional Representation(s).

There are no additional representations by either party.

(j)

Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(i)  shall be given to or made at the following addresses:

Any notice to Party A relating to a particular Transaction shall be delivered to the address or facsimile

number specified in the Confirmation of such Transaction.  Any notice delivered for purposes of Sections 5   and 6 (other than notices under Section 5(a)(i) with respect to Party A) of this Agreement shall be delivered   to the following address:

Deutsche Bank AG, Head Office

Taunusanlage 12

60262 Frankfurt

GERMANY

Attention:  Legal Department

Fax No:  0049 69 910 36097

If to Party B:

As set forth in Part 4(a) of the Schedule;

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph)  to the other party;

(ii)

shall (unless otherwise stated in this Annex) be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

(k)

Address for Transfers.

Party A:

To be notified to Party B by Party A at the time of the request for the Transfer.

Party B:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2007-OA3

Telephone: (410) 884-2000

Facsimile No.: (410) 715-2380

(l)

Other Provisions.

(i)

Additional Definitions

As used in this Annex:

"Equivalent Collateral" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree); and

"transaction-specific hedges" has the meaning given to such term in "Framework for De-linking Hedge Counterparty Risks from Global Structured Finance Cashflow Transactions Moody's Methodology" published by Moody's Investors Service and dated May 25, 2006.

(ii)

Events of Default

Subclause (iii) shall be deleted from Paragraph 7.

.

(iii)

Return of Fungible Securities

In lieu of returning to the Pledgor pursuant to Paragraphs 3(b), 4(d), 5 and 8(d) any Posted Collateral comprising securities the Secured Party may return Equivalent Collateral.

(iv)

Covenants of the Pledgor

So long as the Agreement is in effect, the Pledgor covenants that it will keep the Posted Collateral free from all security interests or other encumbrances created by the Pledgor, except the security interest created hereunder and any security interests or other encumbrances created by the Secured Party; and will not sell, transfer, assign, deliver or otherwise dispose of, or grant any option with respect to any Posted Collateral or any interest therein, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Posted Collateral or any interest therein, without the prior written consent of the Secured Party.

(v)

No Counterclaim

A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(vi)

Holding Collateral

The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (which shall be an Eligible Account, as defined in the PSA) and to hold, record and identify all the Posted Collateral in such segregated account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

(vii)

Security and Performance

Eligible Collateral Transferred to the Secured Party constitutes security and performance assurance without which the Secured Party would not otherwise enter into and continue any and all Transactions.

(viii)

Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph 1(b), Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

(ix)

External Verification of Mark-to-Market Valuations.

On each Valuation Date occurring while a Collateralization Event is continuing, Party A shall provide to S&P not later than the Notification Time on the Local Business Day following such Valuation Date its calculations of Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date.  Every month after the unsecured, unguaranteed and otherwise unsupported long-term debt obligations of each Relevant Entity are rated below BBB+ by S&P, unless otherwise agreed in writing with S&P, Party A will verify its determination of Exposure of the Transaction and any Posted Credit Support on the next Valuation Date by seeking quotations from two (2) Reference Market-makers for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the highest quotation for a Reference Market-maker, if applicable, for the next Valuation Date; provided, that this Paragraph 13(l)(ix) shall only apply to the extent that the Certificates outstanding at such time (as defined in the PSA) are rated higher by S&P than the S&P L-T Rating of Party A; and provided further, that Party A shall not seek verification of its determination of Exposure as described above from the same Reference Market-maker more than four times in any twelve-month period.   Party A shall provide to S&P copies of such verification details.

(x)

Expenses.

Notwithstanding Paragraph 10(a), the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer costs involved in the Transfer of Eligible Collateral from the Pledgor to the Secured Party (or any agent or custodian for safekeeping of the Secured Party) or from the Secured Party (or any agent or custodian for safekeeping of the Secured Party ) to the Pledgor pursuant to paragraph 4(d).

(xi)

Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by HSBC Bank USA, National Association (the Trustee) not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Supplemental Interest Trust created pursuant to the PSA (the Trust), in the exercise of the powers and authority conferred and vested in it under the PSA, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust,  (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(xii)

Swap Collateral Account Details and Settlement Information:

Payments to Counterparty:

Wells Fargo Bank, NA

ABA #121000248

Account Name: SAS Clearing

Account #3970771416

FFC to: DBALT 2007-OA3

Class A-1 Swap Collateral Account # 5319709

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

EXHIBIT A

FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps, caps, floors and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges Weekly Valuation Dates:
Less than 1 year	0.25%
Equal to or greater than 1 year but less than 2 years	0.50%
Equal to or greater than 2 years but less than 3 years	0.70%
Equal to or greater than 3 years but less than 4 years	1.00%
Equal to or greater than 4 years but less than 5 years	1.20%
Equal to or greater than 5 years but less than 6 years	1.40%
Equal to or greater than 6 years but less than 7 years	1.60%
Equal to or greater than 7 years but less than 8 years	1.80%
Equal to or greater than 8 years but less than 9 years	2.00%
Equal to or greater than 9 years but less than 10 years	2.20%
Equal to or greater than 10 years but less than 11 years	2.30%
Equal to or greater than 11 years but less than 12 years	2.50%
Equal to or greater than 12 years but less than 13 years	2.70%
Equal to or greater than 13 years but less than 14 years	2.80%
Equal to or greater than 14 years but less than 15 years	3.00%
Equal to or greater than 15 years but less than 16 years	3.20%
Equal to or greater than 16 years but less than 17 years	3.30%
Equal to or greater than 17 years but less than 18 years	3.50%
Equal to or greater than 18 years but less than 19 years	3.60%
Equal to or greater than 19 years but less than 20 years	3.70%
Equal to or greater than 20 years but less than 21 years	3.90%
Equal to or greater than 21 years but less than 22 years	4.00%
Equal to or greater than 22 years but less than 23 years	4.00%
Equal to or greater than 23 years but less than 24 years	4.00%
Equal to or greater than 24 years but less than 25 years	4.00%
Equal to or greater than 25 years but less than 26 years	4.00%
Equal to or greater than 26 years but less than 27 years	4.00%
Equal to or greater than 27 years but less than 28 years	4.00%
Equal to or greater than 28 years but less than 29 years	4.00%
Equal to or greater than 29 years but less than 30 years	4.00%
Equal to 30 years	4.00%

EXHIBIT B

SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

Weighted Average Life of Hedge in Years	Interest Rate Swaps Weekly Valuation Dates:
Less than 1 year	0.60%
Equal to or greater than 1 year but less than 2 years	1.20%
Equal to or greater than 2 years but less than 3 years	1.70%
Equal to or greater than 3 years but less than 4 years	2.30%
Equal to or greater than 4 years but less than 5 years	2.80%
Equal to or greater than 5 years but less than 6 years	3.30%
Equal to or greater than 6 years but less than 7 years	3.80%
Equal to or greater than 7 years but less than 8 years	4.30%
Equal to or greater than 8 years but less than 9 years	4.80%
Equal to or greater than 9 years but less than 10 years	5.30%
Equal to or greater than 10 years but less than 11 years	5.60%
Equal to or greater than 11 years but less than 12 years	6.00%
Equal to or greater than 12 years but less than 13 years	6.40%
Equal to or greater than 13 years but less than 14 years	6.80%
Equal to or greater than 14 years but less than 15 years	7.20%
Equal to or greater than 15 years but less than 16 years	7.60%
Equal to or greater than 16 years but less than 17 years	7.90%
Equal to or greater than 17 years but less than 18 years	8.30%
Equal to or greater than 18 years but less than 19 years	8.60%
Equal to or greater than 19 years but less than 20 years	9.00%
Equal to or greater than 20 years but less than 21 years	9.00%
Equal to or greater than 21 years but less than 22 years	9.00%
Equal to or greater than 22 years but less than 23 years	9.00%
Equal to or greater than 23 years but less than 24 years	9.00%
Equal to or greater than 24 years but less than 25 years	9.00%
Equal to or greater than 25 years but less than 26 years	9.00%
Equal to or greater than 26 years but less than 27 years	9.00%
Equal to or greater than 27 years but less than 28 years	9.00%
Equal to or greater than 28 years but less than 29 years	9.00%
Equal to or greater than 29 years but less than 30 years	9.00%
Equal to 30 years	9.00%

For Transactions that are caps, floors, swaps and transaction-specific hedges:

Weighted Average Life of Hedge in Years	Interest Rate Hedges Weekly Valuation Dates:
Less than 1 year	0.75%
Equal to or greater than 1 year but less than 2 years	1.50%
Equal to or greater than 2 years but less than 3 years	2.20%
Equal to or greater than 3 years but less than 4 years	2.90%
Equal to or greater than 4 years but less than 5 years	3.60%
Equal to or greater than 5 years but less than 6 years	4.20%
Equal to or greater than 6 years but less than 7 years	4.80%
Equal to or greater than 7 years but less than 8 years	5.40%
Equal to or greater than 8 years but less than 9 years	6.00%
Equal to or greater than 9 years but less than 10 years	6.60%
Equal to or greater than 10 years but less than 11 years	7.00%
Equal to or greater than 11 years but less than 12 years	7.50%
Equal to or greater than 12 years but less than 13 years	8.00%
Equal to or greater than 13 years but less than 14 years	8.50%
Equal to or greater than 14 years but less than 15 years	9.00%
Equal to or greater than 15 years but less than 16 years	9.50%
Equal to or greater than 16 years but less than 17 years	9.90%
Equal to or greater than 17 years but less than 18 years	10.40%
Equal to or greater than 18 years but less than 19 years	10.80%
Equal to or greater than 19 years but less than 20 years	11.00%
Equal to or greater than 20 years but less than 21 years	11.00%
Equal to or greater than 21 years but less than 22 years	11.00%
Equal to or greater than 22 years but less than 23 years	11.00%
Equal to or greater than 23 years but less than 24 years	11.00%
Equal to or greater than 24 years but less than 25 years	11.00%
Equal to or greater than 25 years but less than 26 years	11.00%
Equal to or greater than 26 years but less than 27 years	11.00%
Equal to or greater than 27 years but less than 28 years	11.00%
Equal to or greater than 28 years but less than 29 years	11.00%
Equal to or greater than 29 years but less than 30 years	11.00%
Equal to 30 years	11.00%